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^ EXHIBIT 10.71 AMENDMENT TO STOCK PURCHASE AGREEMENT


                              ^ FIRST AMENDMENT TO

                           ^ STOCK PURCHASE AGREEMENT

         ^ This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT ("First Amendment") is entered into and effective this 6TH day of June, 2001, by and among Centennial First Financial Services, A California corporation ("Centennial"), Community West Bancshares, a California corporation ("Community"), Community's wholly-owned subsidiary, Palomar Community Bank, a California banking corporation ("Palomar") and Richard Sanborn, an individual ("Sanborn").

                                    RECITALS

         WHEREAS, Centennial, Community, Palomar and Sanborn entered into that certain Stock Purchase Agreement ("Stock Purchase Agreement") dated as of December 1, 2000, pursuant to which Centennial will acquire all of the outstanding shares of Palomar from Community ("Stock Purchase").

         WHEREAS, the respective Boards of Directors of Palomar, Community and Centennial have determined that it is in the best interests of Palomar, Community and Centennial and their respective shareholders and Sanborn has determined that it is in his best interest to extend the Capital Raising Date and amend the Stock Purchase Agreement as set forth in this First Amendment.

         NOW THEREFORE, in consideration of the foregoing and respective representations, warranties, covenants and other agreements set forth herein, and intending to be legally bound hereby, Centennial, Community, Palomar and Sanborn hereby amend the Stock Purchase Agreement and agree as follows:

         1. CAPITAL RAISING DATE. The definition of the term "Capital Raising Date" as set forth in Section 1.1 of the Stock Purchase Agreement be, and it hereby is, amended to read as follows:

                  "CAPITAL RAISING DATE" shall mean the earlier of: (i) August 15, 2001; or (ii) sixty (60) days from the date on which the Registration Statement of Centennial on Form SB-2 to be used to raise the Centennial Minimum New Capital is declared effective by the Securities Exchange Commission."

         2. EFFECT OF FIRST AMENDMENT. Except to the extent the Stock Purchase Agreement is amended by this First Amendment, the remaining terms and provisions of the Stock Purchase Agreement shall remain unmodified and in full force and effect. All capitalized terms used and not otherwise defined in this First Amendment, but defined in the Stock Purchase Agreement, shall have the same meaning in the First Amendment as in the Stock Purchase Agreement. In the event of any conflict between the terms of the Stock Purchase Agreement and the terms of this First Amendment the terms of the First Amendment shall prevail.


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         3.       ENTIRE AGREEMENT. This First Amendment embodies the entire understanding between Centennial, Community, Palomar and Sanborn with respect to its subject matter and can be changed only by an instrument in writing signed by Centennial, Community, Palomar and Sanborn.

         4. COUNTERPARTS. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same First Amendment.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first set forth above. ^


                                      CENTENNIAL FIRST FINANCIAL SERVICES

                                      By:
                                         --------------------------------------
                                             Douglas C. Spencer, President

                                      By:
                                         --------------------------------------
                                             Sally Flanders, Secretary


                                      COMMUNITY WEST BANCSHARES


                                      By:
                                         --------------------------------------
                                             Llewellyn W. Stone, President

                                      By:
                                         --------------------------------------
                                             Christina M. Fabrizio, Secretary


                                      PALOMAR COMMUNITY BANK

                                      By:
                                         --------------------------------------
                                              Richard Sanborn, President

                                      By:
                                         --------------------------------------
                                             Flo Lindsey, Secretary


                                      RICHARD SANBORN


                                      -----------------------------------------



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